UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2022

SQL TECHNOLOGIES CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

11030 Jones Bridge Road, Suite 206

Johns Creek, Georgia 30022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 7, 2022, SQL Technologies Corp. (d/b/a Sky Technologies) (the “Company”) changed its corporate headquarters and principal executive offices from 11030 Jones Bridge Road, Suite 206, Johns Creek, Georgia 30022 to 2855 W. McNab Road, Pompano Beach, Florida 33069. The Company has also updated the telephone number for its principal executive offices to (855) 759-7584.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQL TECHNOLOGIES CORP.

Date: March 8, 2022	By:	/s/ John P. Campi
	Name:	John P. Campi
	Title:	Chief Executive Officer